                                                                                                       Exhibit 32.1

                                  Certification of Chief Executive Officer under
                                   Section 906 of the Sarbanes-Oxley Act of 2002

         I hereby certify that the Quarterly Report on Form 10-Q of O’Sullivan Industries, Inc. for the quarter ended
December 31, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of
1934, and that the information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of O’Sullivan Industries, Inc.

Date:  February 11, 2005                                                      /s/ Robert S. Parker
                                                              -----------------------------------------------------
                                                                                 Robert S. Parker
                                                                      President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to O’Sullivan Industries, Inc.
and will be retained by O’Sullivan Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request

                                                                                                       Exhibit 32.2

                                  Certification of Chief Financial Officer under
                                   Section 906 of the Sarbanes-Oxley Act of 2002

         I hereby certify that the Quarterly Report on Form 10-Q of O’Sullivan Industries, Inc. for the quarter ended
December 31, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of
1934, and that the information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of O’Sullivan Industries, Inc.

                                                                               /s/ Rick A. Walters
Date:  February 11, 2005                                      -----------------------------------------------------
                                                                                  Rick A. Walters
                                                                            Executive Vice President
                                                                           and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to O’Sullivan Industries, Inc.
and will be retained by O’Sullivan Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.